                                                                    EXHIBIT 10.6

                         DESIGN AND PURCHASE CONTRACT
                         ----------------------------

Dated April 11, 1997
Revised on May 12, 1997
Revised on June 4, 1997

Between
          Philsar Electronics, Inc. 81 Metcalfe St., Ottawa, Canada, K1P 6K7 (fax: 1-613-567-5578; E-mail: pll@philsar.com)
          (herein "Philsar")

And
          Vectorlink, Inc. 41638 Christy St., Fremont, California, 94538, USA, (fax: 1-510-353-6021; E-mail: rod@vectorlink.com)
          (herein "Vectorlink")

1.   Product

The item which is the subject of this agreement is the "VRF1" down converter ASIC to be developed jointly by Vectorlink and Philsar, as more particularly described in Schedule A (herein the "Product").

2.   Background

The VRF1 is to be architected by Vectorlink with proprietary architecture to work in concert with the Vectorlink 12 channel GPS digital signal processing chip.

3.   Scope of Design Work

Philsar will implement the architecture into a single down converter chip, using Philsar proprietary RF technology, according to the specifications in Schedule
A and according to the timetable set out in Schedule B. Design work shall include the production of 25 prototype copies of the Product.

4.   Payment of Design Costs

Vectorlink will pay Philsar a portion of the NRE costs in respect of the Product. The portion of NRE cost to be paid by Vectorlink is $70,000 USD which shall be payable against Philsars' invoices in the amounts and according to the timetable set out in Schedule C.

5.   Post Contract Design Changes

Vectorlink may request modifications or alterations to the scope of the design work at any time prior to the taping out of the design of the Product. Vectorlink shall have 30 days fol-

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997
page 1

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

lowing delivery of the prototype Product to request further design work. Philsar shall not be obligated to accept any modification or alteration request nor perform any additional design work, remedial or otherwise, unless and until a mutually agreeable supplementary NRE budget has been established.

6.   Intellectual Property

6.1.      Vectorlink Ownership

Vectorlink retains ownership in the system architecture of the VRF1 chip, which includes the following Vectorlink proprietary properties:

1- Frequency plan with unambiguous carrier phase down converting
2- Cascadable LO frequency to facilitate relative phase measurement, 3- Cascadable down converter chips to facilitate phase measurement at the digital signal processing chip for purpose of attitude determination.

6.2.      Philsar Ownership

Philsar shall retain ownership of the Mask Work Plots and other representations of the chip topography of the Product. Nothing in this agreement shall confer upon Vectorlink any right or license, express or implied, in respect of the Product Mask Work Plots or chip topography.

6.3.      Indemnity

Except in the case where the specifications in Schedule A were provided by Vectorlink, Philsar shall indemnify Vectorlink with respect to any claim, action or proceeding against Vectorlink alleging that the Product infringes any patent, copyright, trademark or other intellectual property of a third party in Canada or the United States. In addition to its obligation to indemnify, Philsar may, at its option, (i) defend the action or proceeding, (ii) procure the right for Vectorlink to use the Product, (iii) replace or modify the Product to be free of the infringement claim, or (iv) require Vectorlink to return the Product and refund the purchase price plus a reasonable allowance for use, damage and obsolescence. This indemnity shall apply only if Vectorlink gives Philsar prompt notice of the claim, action or proceeding, cooperates fully with Philsar in its defence and settlement thereof and only to the extent that the claim, action or proceeding relates specifically and directly to the Product. It shall not apply merely because the Product was incorporated by Vectorlink into an item in respect of which the action or proceeding was brought.

7.   Production Purchase Commitments

7.1. Minimum Purchase Commitment

Vectorlink agrees to purchase and Philsar agrees to sell a minimum of 25,000 units of the Product during the Production Period. For the purposes of this paragraph, "Production Period" means the 12 months next following the month in which the prototypes are delivered

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997
or any additional post delivery design work that is requested pursuant to paragraph 4 is completed. If Vectorlink fails to take delivery of the full 25,000 units during the Production Period, Vectorlink shall pay Philsar, as liquidated damages and not as penalty, the sum of US$250,000 less an allowance equal to US$10.00 for each unit that Vectorlink does purchase during the Production Period. If Vectorlink fails to Purchase more than 3,000 units in any 3 month period during the Production Period, then, Philsar may, after a 30 notice to remedy, deem that Vectorlink intends to purchase the balance of the Production Period and invoice Vectorlink accordingly.

7.2. Price

The unit price for the production Product shall be calculated according to the price quantity matrix set out in Schedule D. At any time after the 24th month following delivery of the Prototype Philsar may change the price quantity matrix in Schedule D upon 30 days notice to Vectorlink but Vectorlink may elect to terminate rather than accept the new price.

7.3. Terms of Sale

Vectorlink shall provide Philsar with Purchase Orders specifying quantity and delivery date with price as set out in Schedule D. All Purchase Orders shall be delivered to Philsar not less than 30 days prior to the delivery date specified therein. All Product shall be sold and delivered for factory and Vectorlink shall assume title and risk at that point even if Philsar selects the shipper. Payment of the purchase price is due 30 days after delivery. Vectorlink is liable for all sales taxes, duties and like charges that may be imposed on the sale or delivery of the goods and services to be provided by Philsar under this agreement. Vectorlink shall pay interest at the rate of 1% per month on all overdue mounts.

8.   Exclusivity

Vectorlink shall have the exclusive right to purchase the Product for 24 months after the receipt of first production delivery, unless the agreement is terminated earlier.

The exclusivity is subject to Vectorlink notifying Philsar that it wishes to proceed with production pursuant to paragraph 7.1.

After this 24 month period, Philsar may sell the chip to third parties. However, Philsar agrees to give to Vectorlink a preference in terms of cost and delivery schedule over eventual third party customers, according to an agreement to be arrived at between both no later than 21 months after the first production quantity order from Vectorlink.

Philsar may not licence the Vectorlink proprietary properties to any third party without the prior approval from Vectorlink.

9.   Announcement and Advertising

Vectorlink and Philsar will jointly announce the product at a mutually agreeable time with mutually agreeable contents.

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

Following such announcement and taking the exclusivity to Vectorlink of item 8, Philsar may advertise the existence of this agreement and of the resulting chip in trade journals or other public media and shall give prior notice to Vectorlink of any advertisement that names or otherwise identifies Vectorlink.

Following the initial announcement, Vectorlink may advertise the existence of this agreement and of the resulting chip in trade journals or other public media.

10.    Warranties and Limitation of Liability

10.1.  Design

Philsar shall design a chip that meets the specifications in Schedule A. Philsar makes no representations or warranties that the Product shall be usable by Vectorlink or at all. All NRE costs paid by Vectorlink during the design phase shall be deemed to be earned by Philsar upon receipt by Vectorlink of Product that meet the specifications of Schedule A. Philsar shall be able to rely upon any drawings, test results or specifications provided by Vectorlink for incorporation into the design of the Product. Vectorlink warrants that any software provided by it to Philsar in connection with this agreement will be free of viruses, worms or similar programs or instructions.

10.2.  Production

Philsar will replace any items of the Product which do not meet the specifications of Schedule A. Philsar's liability in respect of such defective items shall be limited to replacement only and shall not extend to any direct, indirect or consequential loss or damage resulting from the use of defective items by Vectorlink or the customers of Vectorlink, whether or not such defects are latent. Philsar shall be under no obligation to accept warranty claims from Vectorlink's customers. The foregoing warranties ace exhaustive of Philsar's warranties to Vectorlink and Vectorlink's customers and in lieu of any other warranty express or implied including, without limitation, any warranty of merchantability or fitness for purpose.

10.3.  Prototype Testing

Within the context of this contract, Philsar will prepare a document describing test procedures that will be performed on the prototypes, including functional and performance tests. Philsar will be responsible to perform the functional tests at its facility. Functional testing definition is included as schedule E of this document.

Two evaluation boards will be provided by Philsar with provisions to interface with Vectorlink's development receiver. The evaluation boards will have the functionality of the brass boards delivered by Philsar, plus the added functionality of dual AGC and power control.

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

11.  Vectorlink use to Conform with Laws

Vectorlink represents and warrants to Philsar that the Product and any item into which it may become incorporated by or on behalf of Vectorlink will not be used, sold or delivered by Vectorlink in violation of the laws of Canada or the jurisdiction in which Vectorlink is situate or to which it or its parent may be subject. In the event that Philsar has reasonable grounds to believe that such violation has occurred or is about to occur, Philsar may terminate the contract and stop further shipments but such stoppage or termination shall not remove Vectorlink's liability to pay for any Product already delivered.

12.  Force Majeure

Philsar or Vectorlink shall be excused from failure to perform its obligations under this agreement if such failure is due to events beyond its control. Such events include, but are not limited to strikes, accidents, fires, wars, government actions and interruptions in the delivery of parts, raw materials or Product.

If such an event occurs, Philsar or Vectorlink may elect to terminate the agreement, in which case the provisions of paragraph 11 shall apply, or suspend it for a period of up to 30 days. The party terminating the agreement shall promptly notify the other party of the occurrence of such an event and its election. Vectorlink shall remain liable for timely payment for Product already in transit.

13.  Termination

Philsar may terminate this agreement if Vectorlink fails to pay any amount payable by it hereunder or otherwise perform its obligations or an event of force majeure occurs. In addition to any other remedies available to Philsar at law or in equity upon termination, Vectorlink shall remain liable for all Product already in transit and, except in the case of termination for force majeure, for Philsar's reasonable expenses with respect to any work in progress at the time of termination.

Vectorlink may terminate this agreement if Philsar fails to deliver according to Schedule A, Schedule B or otherwise perform its obligation or an event of force majeure occurs. Vectorlink's liability shall be limited in accordance with Schedule B and Schedule C.

14.  Notices

All notices shall be in writing and sent by fax or E-mail to the addresses set out on page 1. All notices shall be deemed to have been received on the next business day after they were sent.

15.  Governing Law

This agreement shall be governed by the laws of Ontario, Canada without regard to any

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997
conflict of law principles and any proceedings to resolve disputes shall be heard by the courts of Ontario.

16.  Headings

The parties agree that the headings are for convenience only and do not form part of this agreement.

17.  Entire Agreement

Except for the Non-Disclosure Agreement between the parties dated April 7, 1997 and any purchase order delivered by Vectorlink, which are incorporated into this agreement by reference, this agreement contains the entire agreement between the parties.

Dated at Ottawa, Canada this 4th day of June 1997.



Philsar Electronics, Inc         Vectorlink, Inc.


/s/ Luc Lussier                  /s/  Rodric C. Fan
-----------------------------    -------------------------------------
per: Luc Lussier, President      per: Rodric C. Fan, President 6/11/97

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

                                   Schedule A

                                    Product
                                 Specifications


Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

The VRF1 ASIC is an integrated ASIC front end dual conversion L-band RF receiver developed for a Global Positioning System (GPS) Receiver application. The device is packaged in a TQFP package and is designed to operate from a 3 volt supply.

The input is the L1 (1575.42 MHz) GPS signal. The output is a downconverted, bandpass 2-bit quantized signal ready for digital signal processing.

The VRF1 contains a low noise amplifier (LNA), two frequency multipliers (mixer), voltage controlled oscillator (VCO), fixed frequency dividers, automatic gain control, crystal oscillator and proper filter and input matching impedances.

FEATURES

 .    Fully Integrated GPS receiver
 .    Total Gain of over 120 dB
 .    Integrated LNA
 .    Supply voltage range + 2.7 to +3.7 V DC
 .    Low Profile TQFP Package
 .    Sign and Magnitude digital outputs
 .    Cascadable for multi-Rx fronts ends
 .    On chip PLL and oscillators
 .    C/A Code compatible

APPLICATIONS

GPS (Global Positioning System)

STRUCTURE

Bipolar Silicon Monolithic IC

ABSOLUTE MAXIMUM RATINGS

(Non Simultaneous)

Max Supply Voltage                            +5V
Max RF Input                               +15dBm
Max voltage on any pin                        tbd
Storage temperature                 -65C to +150C
Operating Junction Temperature                tbd
10.2028 MHz Ref. Input                    1.5 Vpp

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

Product Description

The block diagram of the VRF1 ASIC is shown in Figure 1 below. The VRF1 ASIC consists of a number of functional blocks as described below.

LNA Options

External LNA

Internal LNA


1st RF Strip

External 2nd IF Filter


1st IF Strip

External 1st IF Filter

2nd IF Strip

AGC Control

Analog to Digital Converter


Phase Locked Loop Synthesizer

Loop Filter and Resonator

Reference Outputs

Crystal Oscillator Options


Power Down Capability

Power On Reset Function

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

                                    (Image)



Figure 1 - Preliminary Block Diagram of the VRF1

Note: The pin-out may be modified up to the Critical Design Review

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

Electrical Characteristics

The Electrical Characteristics are guaranteed over the following operating conditions

Temperature                                  -40(Degrees)C to + 85(Degrees)C
Supply Voltage                               +2.7 to +3.7V
Test Conditions (Unless Otherwise stated):
Supply Voltage:                              +2.7 to +3.7V
Test Temperature:                                     +25(Degrees)C


                      Table 1: Electrical Characteristics

----------------------------------------------------------------------------------------------------------------------------
            CHARACTERISTIC               SYMBOL           MIN            TYP     MAX          UNITS      TEST CONDITIONS
============================================================================================================================
 POWER SUPPLY

 Normal Mode
 DC current drain                        Icc                                35     60         mA         PD Set High


 Stand-by                                Icc                                 1                mA         PD set low
-----------------------------------------------------------------------------------------------------------------------------------
 LNA1

 Input Signal Frequency                  /f/in1                        1575.42                MHz
 Output Frequency (1st IF)               /f/in1                        1575.42                MHz
 Noise Figure                            FLNA1                             2.5    3.5         dB
 Input Impedance                         Z\\inLNA1\\                        50                Omega      VSWR = 2.0 max
 Output Impedance                        Z\\0\\LNA1                         50                Omega      VSWR = 2.0 max
 Output Third Order Intercept Point      II3P\\LNA1in\\       -10           -2                dBm
 Output 1dB Gain Comp Point              P1\\LNA1in\\         -20          -12                dBm
 Radiated LO Emission                    LOLNA1                                   -40         dBm        Output Power at 1530MHz at
 Gain                                    GLNA1                 12           18                dB         Pin 30
-----------------------------------------------------------------------------------------------------------------------------------
 1st RF STRIP

 Input signal frequency                  /f/in               1400      1575.42   1750         MHz
 Output Frequency (1st IF)               f1                               45.0                MHz        LO1 = 1530.42 MHz
 Conversion Gain                         G1                    20           30                dB         fin=1575.42MHz+/- 50MHz
 Noise Figure                            F1                   2.5            5      8         dB         Zs = 50Omega
 Input Impedance                         Z\\in\\                            50                Omega      VSWR = 2.0
 Differential Output Impedance           Z\\0\\1                           600                Omega      VSWR = 2.0
 RF Input Image Rejection                IR1                   20           30                dB\\c\\
 Input 1dB Gain Compression              P1\\in\\             -50          -40                dBm        Referred to the input
 Point
 LO Radiated Emission                    LO1                                                  dBm        Output Power at 1530MHz at
                                                                                  -10                    Pin 34

-----------------------------------------------------------------------------------------------------------------------------------

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

                                         Table 1: Electrical Characteristics
--------------------------------------------------------------------------------------------------------------------------
             CHARACTERISTIC                  SYMBOL      MIN        TYP        MAX        UNITS         TEST CONDITIONS
==========================================================================================================================
 1st IF STRIP

 Input Frequency (1st IF)                   fl                     45.0                   MHz           LO1 = 1530.42 MHz
 Output Frequency (2nd IF)                  f2                     6.014                  MHz           LO2 = 51.014 MHz
 Conversion Gain                            G2            20       30                     dB            f1=45.0 MHz
 Differential Input Impedance               Z1\\in\\               600                    kOmega
 Differential Output Impedance              Z1\\out\\              1            5         Omega
 Input Compression Point                    P2                     75                     mVrms
 IF Strip 3dB Bandwidth                     BW1           50       55                     MHz

 --------------------------------------------------------------------------------------------------------------------------
 2nd IF STRIP

 Input Frequency                            IF2                    6.014                  MHz
 Output Frequency                           IF2                    6.014                  MHz
 IF2 Output Amplitude                       VIF2                   100                    mV\\pp\\
 IF2 1dB Bandwidth                          BW2           6.5      7            8         MHz

 Maximum Gain                               G3                     75                     dB
 Gain Control Range                         G\\AGC-R\\    30       40                     dB
 AGC Time Constant                          /t/AGC                 1            3         ms
 Output Variation over 30dB Range           G3B                    1            2         dB
 Input Control Voltage                                    0.5                   2.5       V

 2 BIT ADC
 Sign Duty Cycle                                                   50                     %
 Magnitude Duty Cycle                                     25       30           35%       %             at 100 mV\\pp\\

--------------------------------------------------------------------------------------------------------------------------

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

                                                Table 1: Electrical Characteristics
-----------------------------------------------------------------------------------------------------------------------------------
             CHARACTERISTIC                  SYMBOL       MIN      TYP        MAX        UNITS         TEST CONDITIONS
===================================================================================================================================
 PLL SYNTHESIZER

 LO1 Phase Noise                            P\\n\\                                                    1530.42 MHz
           1 kHz                                                   -  68       -  65      dBc/Hz      Note: Does not include
           10 kHz                                                  -  75       -  70      dBc/Hz            spurious signals
           100 kHz                                                 -  90       -  85      dBc/Hz
           1 MHz                                                   -  110      -  100     dBc/Hz
           5 MHz                                                   -  120      -  100     dBc/Hz
           10 MHz                                                  -  120      -  100     dBc/Hz
                                            f\\LO\\       1400       1530        1700     MHz
 VCO Free Running Frequency                 P\\spur\\              -   50                 dBc
 VCO Spurious                                                                                         Note:
                                            f\\ref\\
 Reference Input                            T\\Iock\\              10.2028                MHz         fLO1=150xf\\ref\\
 PLL Lockup Time                                                   5             10       msec
                                                                                 1530
 REFERENCE OSCILLATOR                       f\\ref\\
 Reference Oscillator Frequency                                    10.2028                MHz         Fundamental Mode Crystal
                                            V\\refin\\    70                              mV\\rms\\   Note:
 Input Reference Signal Level                                      100                                External Reference, AC coupled
                                                                                                      Note:
 Reference Output                           V\\refout\\   70
   Level                                                           100                                mV\\rms\\
   Output Impedance                                                600                                Omega
   Output Non-Inverting relative
   to Reference Oscillator                                                                            Must drive 4 loads of input
   Output Driving Capability                                                                          impedence
-----------------------------------------------------------------------------------------------------------------------------------

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

                                               Table 1: Electrical Characteristics
-------------------------------------------------------------------------------------------------------------------------------
            CHARACTERISTIC                 SYMBOL       MIN        TYP       MAX     UNITS             TEST CONDITIONS
===============================================================================================================================
 DIGITAL INTERFACES                                                                           Note All Digital interfaces are
                                                                                              3V TTL levels unless otherwise
                                                                                              specified
 2 BIT ADC
 Sample Clock Input Frequency                                     7.6521      9       MHz     Typically f\\CLK38\\/5
 Sign Output 3V TTL                                               3V TTL                       Note:
 Magnitude Output 3 V TTL                                         3V TTL                       Note
 Sample Clock to Sign/Mag Output           t\\MAG\\               20                  ns
 Sample Clock Level                                               3V TTL

 AGC CONTROL(TBD)

 POWER CONTROL
 Power Down Time                           t\\PD\\                3                   mus     Note: For Each of 3 Modes
 Power Up Time                             t\\PU\\                20                  ms

 CLOCK OUTPUTS
 CLK10                                     f\\REF\\               10.2028             MHz     f\\REF\\
 CLK38                                     f\\CLK38\\             38.2605             MHz     3.75xf\\REF\\
 CLK51                                     f\\CLK51\\             51.014              MHz     5xf\\REF\\
                                                                                              Note: Clock Output are
                                                                                                    100 mV rms / 600omega
-------------------------------------------------------------------------------------------------------------------------------

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

                                   Schedule B


                                   Time Table


Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

     The target delivery dates are shown in Table 2 below.

                              Table 2: Time Table
     -------------------------------------------------------------------
               Event Description                     Target Completion
                                                           Date
     ===================================================================
     Contract Award                                   December 23, 1996
     -------------------------------------------------------------------
     Detailed Specification Sheet                     January 10, 1997
     -------------------------------------------------------------------
     Preliminary Design Review                        February 5, 1997
     -------------------------------------------------------------------
     Critical Design Review                           May 15, 1997
     -------------------------------------------------------------------
     Tape Out                                         June 30, 1997
     -------------------------------------------------------------------
     First Shipment of 25 Untested Part               August 30, 1997
     Accelerated Schedule (see Note 1 below)
     -------------------------------------------------------------------
     First Shipment of 25 Untested Part               September 15, 1997
     Normal Schedule
     -------------------------------------------------------------------
     Shipment of 2 Test Sets (see Note 3 below)       September 30, 1997
     -------------------------------------------------------------------
     Shipment of 25,000 minimum First Purchase*       12 Weeks ARO
     -------------------------------------------------------------------
     Volume Production Orders                         10 - 12 Weeks ARO
     -------------------------------------------------------------------

     * These target dates assume no second design cycle. Should such second cycle be warranted, new target dates will be accepted by both parties.

     Note 1
     There may be an option to have a first shipment of parts using a special ordering process to speed-up first delivery. This process will add $25,000 (twenty five thousand dollars) to the NRE cost of the project.

     Note 2
     These dates may vary by up to 30 days for unintended reasons. In such a case, these target dates will be deemed as met for contractual purpose.

     Note 3
     These Test Sets will include:
          - Test PCB Evaluation Board,
          - Documentation Package including data sheets and a brief description of the board set up and use requirements
          - Successful Test Report including test data verifying all specification items of the VRF1 GPSRx ASIC Specification in Schedule A.

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

                                  Schedule C


                                    Payment
                                   Schedule


Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

     The Schedule of Payments for the Project is shown in Table 3 below:

                                               Table 3: Schedule of Payment
        ---------------------------------------------------------------------------------------------------------
                                 Event                               Target Date                 Payment in
                                                                                                 US Dollars
        =========================================================================================================
         Contract Award                                           December 23, 1996                 -
        ---------------------------------------------------------------------------------------------------------
         Detailed Specifications                                  January 10, 1997                  [**]
        ---------------------------------------------------------------------------------------------------------
         Preliminary Design Review                                February 5, 1997                  [**]
        ---------------------------------------------------------------------------------------------------------
         Critical Design Review                                   May 15, 1997                      [**]
        ---------------------------------------------------------------------------------------------------------
         Tape Out to Production                                   June 30, 1997                     [**]
        ---------------------------------------------------------------------------------------------------------
         Shipment of Prototypes - Normal Schedule                 September 15, 1997
        ---------------------------------------------------------------------------------------------------------
         Shipment of Prototypes - Accelerated Schedule            August 30, 1997
        ---------------------------------------------------------------------------------------------------------
         Shipment of 2 Test Sets                                  September 30, 1997                [**]
        ---------------------------------------------------------------------------------------------------------
         Start of Shipment of 25,000 minimum First Purchase*      November 1, 1997                  [**]
        ---------------------------------------------------------------------------------------------------------
         Total Contract Value                                                                       [**]

                                                                                                   or [**] for
                                                                                                   accelerated
                                                                                                   schedule
        ---------------------------------------------------------------------------------------------------------

     * This target date assumes no second design cycle and a 12 week delay ARO. Should such second cycle be warranted, new target dates will be accepted by both parties. The payment schedule is to be consistent with item 7.3 of this agreement.

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                  Schedule D


                                Price/Quantity
                                    Matrix


Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

The Unit Price of the parts will vary according to the cumulative number of parts ordered, as shown in table 4 below:


                 Table 4: Price/Quantity Matrix
---------------------------------------------------------------
              Quantity                 Unit Price in US dollars
===============================================================
Initial 25 Untested Prototypes         included in design costs
---------------------------------------------------------------
Minimum Initial Purchase of [*]                 [*]
---------------------------------------------------------------
[*]                                             [*]
---------------------------------------------------------------
[*]                                             [*]
---------------------------------------------------------------
[*]                                             [*]
---------------------------------------------------------------
[*]                                             [*]
---------------------------------------------------------------

These prices are fixed for the period covering the first 24 months following delivery of the functional prototypes.

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

[*] CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   Schedule E


                                 Functionality
                                     Tests


Philsar - Vectorlink Design and Purchase Contract
Revised June 1997

Functionality Test Areas

After receiving the Prototypes from the Foundry, Philsar will perform, in its facilities or under its direct supervision a series of tests to ensure the functionality of the prototypes.

1.   Temperature Ranges

The tests will be performed at 3 temperature ranges:

1.1. at -40 degrees Celsius
1.2. at +25 degrees Celsius
1.3. at +85 degrees Celsius

2.   Test to be performed

The following components will be tested, each measuring a specific aspect of the component for conformance to specifications of Table 5 below:

              Table 5: Functional Test to be Performed by Philsar
------------------------------------------------------------------------------
No       Component under test           Aspects to be measured
==============================================================================
1    LNA                             Gain
                                     Linearity
------------------------------------------------------------------------------
2    Mixer / LNA2                    Conversion Gain
                                     Linearity
                                     Image Suppression
------------------------------------------------------------------------------
3    VCO                             Frequency Range
     (On Spectrum Analyzer only)     Phase Noise
------------------------------------------------------------------------------

4    Frequency Dividers              Functionality
     Output Clocks                   Divide Ratios
------------------------------------------------------------------------------
5    PLL                             Acquire Lock over Temperature Range
------------------------------------------------------------------------------
6    AGC                             Gain Range
                                     Compression Ratio
                                     Output Level
------------------------------------------------------------------------------
7    A/D                             Functionality, Magnitude / Sign, 30% duty
                                     cycle at nominal level
                                     Linearity
------------------------------------------------------------------------------
8    Crystal Oscillator              Frequency, Power
------------------------------------------------------------------------------
9    Power Control                   3 Functional Modes
------------------------------------------------------------------------------

A Report will be submitted to Vectorlink describing the results of the tests.

Philsar - Vectorlink Design and Purchase Contract
Revised June 1997